UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 28, 2008

Longs Drug Stores Corporation

(Exact name of registrant as specified in its charter)

Maryland	1-8978	68-0048627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

141 North Civic Drive, Walnut Creek, California	94596
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (925) 937-1170

Inapplicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 28, 2008, the date of the Company’s 2008 Annual Meeting of Stockholders, the terms of office of directors Lisa M. Harper and Harold R. Somerset expired.

Item 7.01	Regulation FD Disclosure.

On May 28, 2008, the Company issued a news release announcing a cash dividend and results of stockholder voting from the Company’s 2008 Annual Meeting of Stockholders. The full text of the news release is furnished as an exhibit hereto and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

The following exhibits are filed herewith:

99.1	Press Release dated May 28, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONGS DRUG STORES CORPORATION

Dated: May 28, 2007	By:	/s/ William J. Rainey
William J. Rainey
	Its:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated May 28, 2008.

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